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EXHIBIT 24.1        POWERS OF ATTORNEY
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                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Joseph R. Reinemeyer as the true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                                  DATE


     /s/ Joseph R. Reinemeyer                              August 22, 1996
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Joseph R. Reinemeyer
President, Chief Executive Officer
and Director
(principal executive and accounting officer)
Delphos Citizens Bancorp, Inc.

Chief Executive Officer, President and Director
(principal executive and accounting officer)
Citizens Federal Savings and Loan Association of Delphos



     /s/ John F. Helmkamp                                  August 22, 1996
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John F. Helmkamp
Director
Delphos Citizens Bancorp, Inc.

Director
Citizens Federal Savings and Loan Association of Delphos

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     /s/ Nancy C. Rumschlag                                August 22, 1996
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Nancy C. Rumschlag
Vice President and Director
Delphos Citizens Bancorp, Inc.

Vice President and Director
Citizens Federal Savings and Loan Association of Delphos


     /s/ P. Douglas Harter                                 August 22, 1996
- ------------------------------------------
P. Douglas Harter
Director
Delphos Citizens Bancorp, Inc.

Director
Citizens Federal Savings and Loan Association of Delphos



     /s/ Robert L. Dillhoff                                August 22, 1996
- ------------------------------------------
Robert L. Dillhoff
Director
Delphos Citizens Bancorp, Inc.

Director
Citizens Federal Savings and Loan Association of Delphos